UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2011 (May 24, 2011)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K jointly filed by Mack-Cali Realty Corporation (the “Corporation”) and Mack-Cali Realty, L.P. with the United States Securities and Exchange Commission on May 25, 2011 (the “Original Report”).  The Original 8-K was filed to report the results of the matters submitted to a vote at the Corporation’s annual meeting of stockholders held on May 24, 2011 (the “2011 Annual Meeting”). The sole purpose of this Amendment is to disclose the Corporation’s decision regarding how frequently it will conduct future, nonbinding, stockholder advisory votes on the compensation of the Corporation’s Named Executive Officers (as defined in Item 402(a) of Regulation S-K). Except for the foregoing, this Amendment does not amend, modify or update the disclosures contained in the Original 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(d)                                 At the 2011 Annual Meeting, the Corporation’s stockholders voted, on a nonbinding advisory basis, on the frequency of future stockholder votes on the compensation of the Corporation’s Named Executive Officers every one, two or three years. As previously reported in the Original 8-K, 65,306,844 shares voted for one year, 99,240 shares voted for two years, 10,717,076 shares voted for three years and there were 512,512 abstentions and 5,605,623 broker non-votes.  In light of these voting results, the Corporation’s Board of Directors, at its September 14, 2011 meeting, decided that the Corporation will include a nonbinding stockholder advisory vote on Named Executive Officer compensation in the Corporation’s proxy materials every year.  The Board of Directors may, in its discretion, determine to change the frequency with which the Corporation will hold this vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: September 14, 2011	By:	/s/ Roger W. Thomas
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary

MACK-CALI REALTY, L.P.

		By:	Mack-Cali Realty Corporation,
its general partner

Dated: September 14, 2011		By:	/s/ Roger W. Thomas
Roger W. Thomas
Executive Vice President,
General Counsel and Secretary